Exhibit 10.2

OMNIBUS AMENDMENT TO OTHER TRANSACTION DOCUMENTS
AND REAFFIRMATION OF GUARANTY

THIS OMNIBUS AMENDMENT TO OTHER TRANSACTION DOCUMENTS AND REAFFIRMATION OF GUARANTY (this “Amendment and Reaffirmation”) is made as of December 8, 2014 (the “Effective Date”), by and among ACRC LENDER C LLC, a Delaware limited liability company (“Seller”), ACRC LENDER LLC, a Delaware limited liability company, ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”) and CITIBANK, N.A., a national banking association (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer entered into that certain Master Loan and Security Agreement (the “Original Loan Agreement”), dated as of December 8, 2011, as amended by (1) that certain First Amendment to Master Loan and Security Agreement, dated as of April 16, 2012 (the “First Amendment”), (2) that certain Second Amendment to Master Loan and Security Agreement, dated as of July 12, 2013 (the “Second Amendment”), (3) that certain Third Amendment to Master Loan and Security Agreement, dated as of August 27, 2013 (the “Third Amendment”), and (4) that certain Fourth Amendment to Master Loan and Security Agreement, dated as of May 6, 2014 (the “Fourth Amendment”; together with the Original Loan Agreement, the First Amendment, the Second Amendment and the Third Amendment, collectively, the “Loan Agreement”), between Seller and Buyer;

WHEREAS, concurrently with the Effective Date of this Amendment and Reaffirmation, Seller and Buyer have entered into that certain Master Repurchase Agreement (as amended, restated, supplemented or otherwise modified, the “Repurchase Agreement”), which Repurchase Agreement replaced in its entirety the Loan Agreement (the “Repurchase Transaction”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement; and

WHEREAS, in connection with the Repurchase Transaction, the parties hereto desire to (i) amend each of the Guaranty, the Pledge and Security Agreement and that certain letter agreement dated as of December 8, 2011, by Seller in favor of Buyer (re: acknowledgment of pledged entity) (such letter agreement, the “Pledge Acknowledgment”), (collectively, the “Other Transaction Documents”) and (ii) reaffirm the obligations of Guarantor under the Guaranty.

NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:

1.                                      AMENDMENTS TO OTHER TRANSACTION DOCUMENTS.  The Other Transaction Documents are hereby amended as follows:

(a)                                 Any references to, and any definition of “Borrower” in any of the Other Transaction Documents shall mean, and such definition is hereby amended to refer to, the Seller.

(b)                                 Any references to, and any definition of “Lender” in any of the Other Transaction Documents shall mean, and such definition is hereby amended to refer to, the Buyer.

(c)                                  Any references to, and any definition of, the “Loan Agreement” in any of the Other Transaction Documents (other than the reference in the first and second paragraphs in the recitals section of the Guaranty) shall mean, and such definition is hereby amended to refer to, the Repurchase Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

(d)                                 On and after the Effective Date, (i) all references to, and any definition of “Loan Documents” in any of the Other Transaction Documents shall mean, and such definition is hereby amended to refer to, the Transaction Documents, and (ii) all references in any of the Other Transaction Documents to “this Agreement”, “hereunder”, “herein” or words of like import referring to such Other Transaction Document shall mean and be a reference to such Transaction Document as modified by this Amendment and Reaffirmation.

(e)                                  The first paragraph in the recitals section of the Pledge and Security Agreement shall be deleted in its entirety and replaced with the following:

“WHERAS, pursuant to that certain Master Repurchase Agreement dated as of December 8, 2014, by and between ACRC Lender C LLC, a Delaware limited liability company, as seller (together with its permitted successors and assigns, collectively, the “Seller”) and Buyer, as buyer, (the “Repurchase Agreement”), Buyer has agreed to purchase, and Seller has agreed to sell certain loans in an aggregate amount up to the Facility Amount (as defined in the Repurchase Agreement) (such loans, collectively, the “Purchased Loans”);”

(f)                                   Any references to the “Maximum Credit” in the Pledge and Security Agreement shall mean, and such definition is hereby amended to refer to, the Facility Amount.

(g)                                  Any reference to, and any definition of “Note” in the Pledge and Security Agreement shall be deleted in its entirety.

(h)                                 Section 11.7(a) of the Guaranty shall be deleted in its entirety and replaced with the following:

“Minimum Tangible Net Worth. Guarantor’s Tangible Net Worth to be less than the sum of (x) 80% of Guarantor’s Tangible Net Worth as of September 30, 2013, plus (y) 80% of the total net contributed capital actually raised (after deducting transaction costs) as a result of the issuance of Equity Interests in Guarantor subsequent to such date.”

(i)                                     Any references to, and any definition of “Loan” in any of the Other Transaction Documents shall mean, and such definition is hereby amended to refer to, the transfer of Purchase Price (as defined in the Repurchase Agreement).

(j)                                    Any reference to the “Note” in the Guaranty shall mean, as such definition is hereby amended to refer to, the Repurchase Price.

(k)                                 Any reference to the Seller’s address in the Pledge Acknowledgment shall be deleted in its entirety and replaced with the following:

“ACRC LENDER C LLC

One North Wacker Drive, 48th Floor

Chicago, Illinois 60606”

2.                                      REAFFIRMATION OF GUARANTY.  Guarantor hereby (i) acknowledges and consents to the Repurchase Transaction and the execution and delivery of this Amendment and Reaffirmation and (ii) represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment and Reaffirmation and the occurrence of the Repurchase Transaction, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

3.                                      GUARANTOR’S REPRESENTATIONS.  Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and Reaffirmation, (ii) this Amendment and Reaffirmation has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment and Reaffirmation, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment and Reaffirmation has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

4.                                      SELLER’S REAFFIRMATION.  Seller represents, warrants and covenants to Buyer that all of the terms, covenants and conditions of the Transaction Documents remain unmodified (except as expressly modified hereby) and are in full force and effect and enforceable in accordance with their respective terms.  Any inconsistency between this Amendment and Reaffirmation and the Transaction Documents (as same existed before this Amendment and Reaffirmation) shall be resolved in favor of this Amendment and Reaffirmation, whether or not this Amendment and Reaffirmation specifically modifies the particular provision(s) in the Transaction Documents inconsistent with this Amendment and Reaffirmation.

5.                                      SELLER’S REPRESENTATIONS.  Seller represents and warrants that (i) such Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and Reaffirmation, (ii) this Amendment and Reaffirmation has been duly executed and delivered by or on behalf of such Seller and constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by such Seller of this Amendment and Reaffirmation, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by such Seller of this Amendment and Reaffirmation has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

6.                                      GOVERNING LAW.  This Amendment and Reaffirmation shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

7.                                      SEVERABILITY.  Wherever possible, each provision of this Amendment and Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment and Reaffirmation shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment and Reaffirmation.

8.                                      COUNTERPARTS.  This Amendment and Reaffirmation may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.  Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

9.                                      SUCCESSORS AND ASSIGNS.  This Amendment and Reaffirmation shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

10.                               AMENDMENTS.  This Amendment and Reaffirmation may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Reaffirmation to be duly executed by their duly authorized representatives, all as of the day and year first above written.

SELLER:

ACRC LENDER C LLC,
a Delaware limited liability company

By:	/s/ Thomas A. Jaekel
Name: Thomas A. Jaekel
Title: Vice President

PLEDGOR:

ACRC LENDER LLC,
a Delaware limited liability company

By:	/s/ Thomas A. Jaekel
Name: Thomas A. Jaekel
Title: Vice President

GUARANTOR:

ARES COMMERCIAL REAL ESTATE CORPORATION,
a Maryland corporation

By:	/s/ John B. Jardine
Name: John B. Jardine
Title: Vice President

[Signatures Continue on Following Page]

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name: Richard B. Schlenger
Title: Authorized Signatory